T. Rowe Price Credit Opportunities Fund

Supplement to Summary Prospectus Dated October 1, 2014

Effective immediately, Rodney M. Rayburn will replace Paul A. Karpers as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

On page 6, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Rodney M. Rayburn	Chairman of Investment Advisory Committee	2015	2014
The date of this supplement is July 8, 2015.

F105-041-S 7/8/15